UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2019

BROADWAY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27464	95-4547287
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5055 Wilshire Boulevard, Suite 500, Los Angeles, California	90036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (323) 634-1700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	BYFC	The NASDAQ Stock Market, LLC

Item 5.07                   Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Broadway Financial Corporation (the “Company”) was held on June 26, 2019.  Only stockholders of record as of the close of business on May 3, 2019, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting.  As of the record date, 19,123,455 shares of the Company’s voting stock were outstanding, and 18,694,659 shares were entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

(1) To elect three directors to serve until the Annual Meeting to be held in the year 2022 or until their successors are elected and have been qualified.

The stockholders elected Robert C. Davidson, Jr., Dutch C. Ross and Jack T. Thompson to serve as directors for three-year terms.  The number of votes cast with respect to each of these persons was as follows:

	For	Withheld
Robert C. Davidson, Jr.	9,848,048	134,914
Dutch C. Ross III	9,855,547	127,415
Jack T. Thompson	9,976,756	6,206

Broker non-votes with respect to this proposal were 4,327,864.

(2) To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

The stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for 2019, with 14,005,586 shares voting “for”, 43,468 shares voting “against” and 261,972 shares abstaining.

No broker non-votes were received with respect to this proposal.

(3) To cast an advisory (non-binding) vote on the Company’s executive compensation.

The stockholders approved the Company’s executive compensation, with 9,790,811 shares voting “for”, 167,809 shares voting “against” and 24,542 shares abstaining.

Broker non-votes with respect to this proposal were 4,327,864.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWAY FINANCIAL CORPORATION

Date: June 28, 2019	By	/s/ Brenda J. Battey
Brenda J. Battey
Chief Financial Officer